UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 4, 2014

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11690 NW 105th Street Miami, Florida		33178
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 4, 2014, we issued a press release reporting our financial results for the three and twelve months ended December 31, 2013 (the “Press Release”). We also hosted a conference call and webcast on February 4, 2014 during which we made a presentation on our financial results for the three and twelve months ended December 31, 2013 (the “Presentation”). The Press Release and the Presentation are available on our website at www.ryder.com.

The Press Release and Presentation include information regarding comparable earnings from continuing operations, comparable earnings per share from continuing operations, comparable earnings before income tax and comparable tax rate for both fourth quarter and full year 2013 and 2012, and comparable earnings per share from continuing operations forecast for both first quarter and full year 2014, which are non-GAAP financial measures as defined by SEC regulations. We believe that these non-GAAP financial measures provide useful information to investors and allow for better year-over-year comparison of operating performance, as the measures exclude non-operating pension costs from our GAAP net earnings from continuing operations, earnings per share from continuing operations, earnings before income tax, tax rate and earnings per share from continuing operations forecast, as we consider non-operating pension costs to be those impacted by financial market performance and outside of the operational performance of the business. These non-GAAP financial measures also exclude, as applicable, (1) fourth quarter 2013 pension settlement charges and restructuring recoveries, (2) full year 2013 pension settlement charges, restructuring recoveries, Superstorm Sandy recoveries and foreign currency translation benefits, (3) fourth quarter 2012 Superstorm Sandy vehicle-related losses and (4) full year 2012 restructuring charges, Superstorm Sandy vehicle-related losses, acquisition-related transaction costs, charges related to a U.K. tax law change and tax benefits associated with the resolution of a prior year tax item, which are not representative of our ongoing business operations.

Additional information regarding non-GAAP financial measures can be found in the Press Release, the Presentation and our reports filed with the SEC.

The information in this Report, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference to such filing.

Item 9.01(d) Exhibits

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit 99.1	Press Release, dated February 4, 2014, relating to Ryder System, Inc.’s financial results for the three and twelve months ended December 31, 2013.
Exhibit 99.2	Presentation prepared for a conference call and webcast held on February 4, 2014, relating to Ryder System, Inc.’s financial results for the three and twelve months ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2014	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Art A. Garcia
Art A. Garcia, Executive Vice President and Chief Financial Officer